UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2005 (March 2, 2005)

SUNOCO, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The Compensation Committee of the Sunoco, Inc. Board of Directors (the “Compensation Committee”), approved the annual incentive awards (bonuses) earned during 2004 and expected to be paid in March 2005 for the named executive officers (to be reported in the Company’s 2005 proxy statement) under the Sunoco, Inc. Executive Incentive Plan. The annual incentive awards were earned based upon the achievement of performance goals established in December 2003, which were reviewed and approved by the Compensation Committee. The awards were based upon the Company meeting weighted objectives for the following principal measurements:

•	Sunoco’s after-tax operating income, and

•	Sunoco’s performance relative to its peer group, as measured by return on capital employed;

as modified by certain health, environment and safety performance goals, which vary by business unit.

The amounts of the annual incentive awards for the named executive officers are as follows:

Officer Name/Title	Amount
John G. Drosdick Chairman, President and Chief Executive Officer	$2,254,000

Joel H. Maness Senior Vice President, Refining and Supply	$585,000

Thomas W. Hofmann Senior Vice President and Chief Financial Officer	$572,000

Robert W. Owens Senior Vice President, Marketing	$552,013

Charles K. Valutas Senior Vice President and Chief Administrative Officer	$500,500

A copy of the Sunoco, Inc. Executive Incentive Plan was filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K dated December 21, 2001.

Item 8.01. Other Events

On March 3, 2005, Sunoco, Inc. issued a press release announcing that its Board of Directors has approved an increase in the Company’s quarterly dividend. The quarterly dividend will increase ten cents per share, or about 33 percent, to a new quarterly dividend rate of 40 cents per share. The dividend is payable on June 10, 2005 to shareholders of record at the close of business on May 10, 2005. The Board of Directors also authorized the repurchase of an additional $500 million of Sunoco shares. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated March 3, 2005.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO, INC. (Registrant)

Date: March 4, 2005	By:	/s/ Joseph P. Krott Joseph P. Krott Comptroller (Principal Accounting Officer)